UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4698 Willow Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2013, ZELTIQ Aesthetics, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2013. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Item 2.02 and the related Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On October 24, 2013, the Board of Directors of ZELTIQ appointed D. Keith Grossman as a member of the Board of Directors of ZELTIQ, as well as a member of the Audit Committee and the Compensation Committee of the Board of Directors of ZELTIQ.

As a non-employee director of ZELTIQ, Mr. Grossman will receive compensation for his services on the Board of Directors and the various committees to which he has been appointed pursuant to ZELTIQ’s standard compensation arrangements with non-employee directors, which is as follows:

Cash Compensation—Annual Retainers:

Non-Employee Director: $30,000

Chairman of the Audit Committee: $14,000

Audit Committee Member (other than Chairman): $6,000

Chairman of the Compensation Committee: $10,000

Compensation Committee Member (other than Chairman): $4,500

Chairman of the Nominating and Corporate Governance Committee: $6,000

Nominating and Corporate Governance Committee Member (other than Chairman): $3,000

All retainers for committee service are in addition to the retainer as a Non-Employee Director

All retainers are paid quarterly in arrears, and will be pro rated for service for a portion of the quarter

Equity Compensation:

Annual grant of an option to purchase 30,000 shares with an exercise price equal to the fair market value on the date of grant, vesting monthly over one year, and with a ten year term. The annual grant will be made at each annual meeting of stockholders; for directors appointed between annual meetings, they receive a stock option grant prorated for the amount of time to serve as a non-employee director until the next annual meeting. All grants to directors are subject to accelerated vesting in the event of a change of control of ZELTIQ.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued on October 30, 2013, announcing financial results of ZELTIQ Aesthetics, Inc. for the third quarter ended September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: October 30, 2013	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on October 30, 2013, announcing financial results of ZELTIQ Aesthetics, Inc. for the third quarter ended September 30, 2013.